UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual
Report

May 31, 2020

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“edelivery”), you will not be affected by this change and you need not take any action. If you have not already elected edelivery, you may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the Fund at the telephone number or mailing address listed on the left side of this page, if you invest directly with the Fund, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all funds held in your account at that financial intermediary. Likewise, your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund. If you are a direct shareholder with the Fund, you can call or write to the Fund at the telephone number or address listed on the left side of this page to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

www.preferredincome.com

FLAHERTY & CRUMRINE dynamic PREFERRED and INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

The first half of Fiscal 2020 has been a tale of two very different quarters. A lot has changed in our world since the arrival of COVID-19, and markets have struggled to find their way amid much uncertainty. Total return1 on net asset value (“NAV”) was -7.2% for the fiscal quarter2 and -6.5% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was 4.2% and -1.3%, respectively.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 2020
	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	-7.2%	-6.5%	2.4%	4.0%	6.7%	8.0%
Bloomberg Barclays U.S. Aggregate Index(2)	1.6%	5.4%	9.4%	5.1%	3.9%	3.6%
S&P 500 Index(3)	3.6%	-2.1%	12.8%	10.2%	9.9%	11.4%

(1)Since inception on May 29, 2013.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The first fiscal quarter of 2020 was largely a continuation of 2019’s familiar themes. Financial conditions eased materially in 2019; credit quality remained healthy, especially for “financial” issuers; preferreds and contingent capital securities (“CoCos”) continued to offer a yield advantage compared to senior debt, presenting an attractive option for income investors in a low-yield environment. Many of the pressing issues from 2019 were also showing improvement, such as Brexit and US-China trade negotiations – leaving many investors looking to the November election as the next catalyst for market disruption.

All of that was upended in the second fiscal quarter by a novel coronavirus. It is clear the world was blindsided by COVID-19 and thoroughly unprepared for a pandemic of this speed and magnitude. Government response in the U.S. has been a patchwork of federal, state and local orders. The response was uneven, with some states imposing strict social distancing rules in mid-March and others waiting weeks after the first states acted. Removal of those restrictions has been equally uneven, with some areas moving slowly and others rapidly to reopen businesses and public activities. Scientific knowledge of this novel coronavirus is advancing but not as quickly as we would all prefer.

In response to COVID-19, and a sudden halt in economic activity brought on by measures to flatten its spread, prices of stocks and fixed-income securities in the first three weeks of March moved lower rapidly and relentlessly. While wider credit spreads were to be expected, markets were thin and investors in need of liquidity were forced to accept lower and lower prices.

1 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 March 1, 2020 – May 31, 2020

As prices declined, leverage ratios at some funds rushed higher and resulted in even more selling as leveraged investors raised cash to pay down borrowings. All told, over the course of a few weeks in March, it appears closed-end preferred funds alone repaid over $1 billion in leverage; open-end preferred funds saw outflows of almost $2 billion; and preferred ETFs saw outflows of more than $1.5 billion. Moreover, it appears similar trades were occurring in most segments of fixed-income markets (loans, municipals, high yield, investment-grade corporate credit). Overall, we estimate at least $5 billion left the preferred market in March. In light of the preferred market’s modest size, this was a significant amount of activity.

Selling of such magnitude over a short period of time resulted in drastic price changes and dislocations in every market segment – exceeding moves attributable to fundamental credit concerns. However, the extent of outflows and the amount of deleveraging so early in the process helped markets make a dramatic recovery since the lows of March 23, in many cases cutting losses by more than half. This impact of COVID-19 is far from over, and much economic loss is yet to be quantified – but at least we feel that markets have returned to evaluating “credit” more than chasing “liquidity”.

In response to this crisis, the Federal Reserve reestablished monetary-policy tools from 2008-2009 – and in many cases enhanced and expanded programs to better match specifics of this event. The Fed has moved swiftly, been transparent with markets, and committed very large amounts to ensure our financial system continues to operate effectively. The government also enacted fiscal policies to help companies and consumers weather the storm. The combined dollar amounts are staggering and could have negative repercussions at a later time, but we believe they are necessary responses to this crisis.

COVID-19 and related social-distancing orders resulted in a material decline in global demand for oil as economic activity suddenly slowed in many countries. A second, and seemingly unnecessary, oil crisis developed as OPEC+ participants argued over much-needed production cuts – with Saudi Arabia actually increasing oil production and driving prices even lower. Even though they only comprise about 2% of the Funds’ benchmark, energy companies were by far the worst performing sector in the benchmark with a -41% total return over the first calendar quarter and a -9% total return over the first half of the fiscal year. As a result, even the portfolio’s moderate overweight exposure of 6.3% to energy companies as of May 31, 2020 was a significant drag on performance since the drop in the price of oil began. However, unlike exploration and production companies, the portfolio’s energy holdings are pipeline and midstream companies that have significantly less commodity price exposure and have the ability, we believe, to tolerate a period of slack demand and lower energy prices.

We have long held that U.S. banks were strong credits, and we continue to believe they will brave this crisis. Losses should be limited mostly to earnings events, and their strong levels of capital and loan-loss reserves should support preferreds. U.S. banks generally have suspended stock buybacks (and must continue to suspend them until at least September 30), and average dividend payout ratios are conservative in the 30-40% range. Notably, all U.S. banks passed their Federal Reserve stress-tests in late June (more details on these in the discussion topics that follow).

European banks as a group did not enjoy so strong a position entering this crisis, but we believe certain European banks remain very solid credits. Dividend payout ratios were much higher for European banks, and, as a precaution, their common stock dividends have been eliminated until further notice. While this did spook CoCo investors initially, subsequent communications from regulators indicated support for CoCo coupons to continue.

Amidst mostly unsettling headlines in 2020, we were pleased to announce an increase in the Fund’s dividend rate starting with the May, 2020 dividend. The Fund’s cost of leverage is benchmarked to one-month LIBOR – which was at 0.1825% as of May 29, 2020. This results in all-in leverage cost today of approximately 1.0%, down from an average of about 3.1% in fiscal year 2019. We currently expect LIBOR to remain low for the foreseeable future, which should continue to support the Fund’s dividend rate. In addition, although leverage is dynamic and may need to be adjusted in the future, the Fund did not reduce leverage during the fiscal period.

COVID-19 already has proven to be a terrible event in both human and economic terms, and it is still very much with us. Although markets have calmed considerably from their drastic initial moves, no one yet knows the full magnitude of this calamity. Mandated safer-at-home orders have slowly been supplemented with continued social-distancing and mask requirements, along with a cautious, staggered approach to re-opening our economy. There remains too much uncertainty to predict timing on any of this with any specificity.

In the meantime, we continue to monitor credits and security valuations closely and work to position our portfolios to meet their objectives – and for the best chance of recovery in asset values as the pandemic recedes. We remain cautiously optimistic on the preferred and CoCo markets, especially from the viewpoint of long-term income investors. Flow data indicates investors are returning to fixed-income, absorbing record levels of new issue debt over the last two months. However, we acknowledge that there is limited modern historical precedent for this pandemic and its global economic impact, making our “crystal ball” unusually cloudy.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

July 2, 2020

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV for the six months ended May 31, 2020. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of DFP’s Total Return on NAV for the Six Months Ended May 31, 2020[1]
Total Return on Unleveraged Securities Portfolio (including principal change and income)	-3.7%
Return from Interest Rate Hedging Strategy	N/A
Impact of Leverage (including leverage expense)	-2.3%
Expenses (excluding leverage expense)	(0.5)%
[1] Actual, not annualizedTotal Return on NAV	-6.5%

For the six months ended May 31, 2020 the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 returned -1.7%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2020, total return on market price of Fund shares was -1.3%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $24.33 on June 30th and assuming its current monthly distribution of $0.1505 does not change, the annualized yield on market price of Fund shares is 7.4%. Of course, there can be no guarantee that the Fund’s dividend will not change in the future.

U.S. Economic and Credit Outlook

The U.S. economy slowed sharply in the first quarter of 2020 as “Safer at Home” orders proliferated in the second half of March and many businesses – especially in travel and hospitality – suspended or curtailed operations. Economic activity promptly slumped, making February the last month of a 128-month expansion and March the start of a severe, but likely short, recession. Inflation-adjusted gross domestic product (real GDP, annualized) fell by 5.0% in Q1, led by a 6.8% drop in personal consumption. Economists expect the second quarter of 2020 to post by far the largest decline on record: ˗35%.

We expect the second quarter to mark the low for this contraction. With many businesses at least partially reopened, growth expectations for Q3 and Q4 are 19.8% and 8.8%, respectively. For the full year 2020, economists forecast a decline in GDP of 5.7%, rebounding to +4.0% in 2021. These forecasts compare to expectations for growth of about 2% in 2020 and 2021 prior to the COVID-19 pandemic. Beyond 2021, we expect the economy to expand a bit faster than the prior 2% trend for several years as businesses that closed are replaced by new ones and absorb workers whose jobs disappeared during the recession. It’s likely to take a number of years to recover economic growth lost to the pandemic, however.

Developments in the labor market over the past few months vividly illustrate the sudden and devastating economic impact of coronavirus and public and private responses to it. Job growth remained solid early in the first quarter. Nonfarm payroll jobs rose by an average of 233,000 jobs per month in January and February before falling by 1.4 million jobs in March and a staggering 20.8 million in April, pushing the unemployment rate to 14.7%. Many job losses were temporary, however, and May and June saw increases of 2.7 million and 4.8 million jobs, respectively, as businesses reopened and rehired workers. The unemployment rate dropped back to 11.1% in June, although that is still far above February’s 3.5% rate.

Renewed growth in employment and consumer spending has been substantially better than expected and reflects both the economy’s inherent resilience and fiscal and monetary policy responses to the crisis. Personal income and consumption slumped as “Safer at Home” orders were imposed but rebounded strongly in April (income) and May (consumption) as stimulus checks arrived, businesses began to reopen and consumer confidence rose. Savings jumped and should help sustain consumer spending as fiscal support tapers over coming quarters.

Home sales slumped as the pandemic unfolded, but they have started to pick up as restrictions have eased. We expect residential investment to turn upward again in the third quarter, although the strength of any housing rebound beyond that will depend on job recovery, which remains uncertain. Business investment, which slipped 6.4% in the first quarter and probably even more in Q2, is likely to remain subdued given sizable excess capacity currently. Stronger consumer spending and a revival of exports should pull it up eventually, but that may take a couple of quarters.

After passing nearly $3 trillion in fiscal stimulus as the pandemic unfolded in the second quarter, Federal government spending should increase considerably this year. However, because much of the incremental spending is on loans and transfer payments, some of the money will be saved by consumers or returned by borrowers, making its impact on economic growth uncertain.

Inflation was already slowing in the first quarter and plunged after “Safer at Home” orders prompted layoffs and much weaker consumer spending. For 12 months ending in May, the consumer price index (CPI) was up just 0.1% overall and 1.2% excluding food and energy. Through May, the PCE deflator was up 0.5% overall and 1.0% excluding food and energy. A dramatic decline in energy prices was primarily responsible for slower inflation. However, slack demand and sizable excess capacity should keep a lid on inflation for an extended period, which should leave the Federal Reserve firmly focused on its “maximum employment” objective.

In response to rapidly-emerging risks, the Federal Open Market Committee (FOMC) in March cut the federal funds rate target by 1.5% to its current level of 0–0.25%. FOMC members expect rates to remain near zero at least through 2022. The Fed also reinstated quantitative easing for the fourth time (QE4) since it was first used during the financial crisis, this time broadening its scope and making its size effectively unlimited. The Fed also reinstated or introduced new lending programs, including new facilities to purchase corporate and high-yield securities. Markets recovered substantially and financial conditions eased. Treasury yields fell sharply, with rates on 10- and 30-year Treasury bonds currently yielding about 0.7% and 1.4%, respectively.

These fiscal and monetary policy responses were designed to limit the economic impact from the COVID-19 pandemic. However, it’s inevitable that some households and businesses will be unable to meet their financial obligations, and we expect some credit strains to emerge over coming quarters. We expect rising delinquencies and defaults across borrower categories, but especially on commercial loans to more-leveraged nonfinancial companies, where borrowing has grown substantially over the past 7–8 years. Despite generally healthy balance sheets, some households are going to be unable to repay their debts, and we expect elevated delinquencies and charge-offs on consumer loans as well. Other sectors should see an increase in problem loans as well, but we think those will be less pronounced. Most financial companies in the U.S. have dramatically reduced their own leverage over the past decade and are better prepared for a downturn compared to the financial crisis in 2008. They possess both strong capital levels to support lending and healthy loan-loss reserves for potential defaults. Banks took large provisions for loan losses in the first quarter to get ahead of potential problems, and we expect another round of elevated provisions in the second quarter, albeit smaller than in Q1. Earnings at financial companies are likely to be muted as a result, but these actions strengthen their balance sheets and benefit debt and preferred investors.

While we anticipate the current recession will be short, the U.S. economy faces a long road to full recovery. Many businesses remain closed and others will continue to operate with social distancing and occupancy limits. Unemployment will remain elevated for some time. Additional COVID-19 outbreaks, which already have occurred as activity resumes, will prompt renewed limitations on business and individual activity – albeit more-targeted ones than during early phases of the pandemic. Nonetheless, we expect economic recovery will begin in the third quarter after a devastating Q2. Moreover, financial companies and utilities, which comprise the bulk of the Fund’s investments, are in a good position to ride out the storm and benefit from recovery. Just be prepared for a bumpy journey.

A Review of 2020 Dodd-Frank Bank Stress Tests

On June 25, The Federal Reserve released its 2020 large-bank Stress Test results. For the most part, they were as expected given the severity of the current healthcare crisis and global economic slowdown. This year’s “severely adverse scenario” assumptions included (1) U.S. unemployment rate climbing to a peak of 10% in 3Q21; (2) the 10-year Treasury yield slipping to 0.75% during 1Q20 and rising to 2.25% by the end of the stress-test period in 1Q22; (3) equity prices falling 50% through the end of 2020, accompanied by a rise in volatility; and (4) house prices and commercial real estate prices experiencing steep declines of 28% and 35%, respectively, during the first nine quarters of the scenario. As a result, credit cards, commercial real estate and industrial loans showed the largest losses in the severely adverse scenario.

Our main takeaway from this year’s stress test is that most banks remain “well-capitalized” under both the traditional stress test and the Fed’s COVID-19 scenarios. All 33 banks “passed” the 2020 stress test. No banks breached minimum capital requirements during the stress period, although one would need to take small capital actions to do so. This year, in addition to its normal stress test, the Fed included downside scenarios which could result from the pandemic. Under all of these scenarios, all banks maintained capital buffers that were higher than the Fed’s required minimum, after capital actions.

Given heightened uncertainty from the coronavirus, the Fed is not allowing large banks to buy back common stock at least through 3Q20 and is limiting quarterly common stock dividends. Preferred dividends are not subject to any of these limitations, although, as always, they could be suspended without triggering an event of default.

For stress test purposes, the benchmark for a “Well-Capitalized” bank remains common equity Tier 1 (CET1) of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. The Fed is implementing a new Stress Capital Buffer (SCB) requirement which will take effect in 4Q20. This new buffer was finalized in March 2020 and is independent of the COVID-19 pandemic. It will replace the capital conservation buffer (CCB). Currently, SCBs are either the same as or higher than CCBs they replaced. Importantly, higher levels of common equity capital should help support more senior securities, including preferreds. For quarterly reporting purposes, minimum CET1 for a “Well-Capitalized” bank is the sum of the aforementioned 4.5% plus GSIB surcharge, if any, plus the specific SCB assigned to each individual bank.

In addition, the Fed will require these large banks to update and resubmit capital plans later in 2020 using updated scenarios to reflect current stresses. In contrast to past years, the Fed will be more proactive and exercise greater vigilance over capital distributions to shareholders (perhaps on a quarter-to-quarter basis) during 2021 as a result of the aforementioned mid-cycle Comprehensive Capital Analysis and Review (CCAR).

Ultimately, the Fed is being deliberate and will assess economic conditions on a more-frequent basis over the next few quarters. Even if the virus and economic conditions worsen over the coming quarters and dividends are cut or suspended next year, such actions would help to conserve common equity capital, which should help support preferred investors.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW May 31, 2020 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at http://www.preferredincome.com/

Fund Statistics
Net Asset Value	$23.64
Market Price	$25.14
Premium	6.35%
Yield on Market Price†	7.18%
Common Stock Shares Outstanding	19,171,759

†May 2020 dividend of $0.1505 per share,
annualized, divided by Market Price.

Security Ratings*	% of Net Assets††
BBB	43.7%
BB	39.9%
Below “BB”	1.6%
Not Rated**	12.7%

Portfolio Rating Guidelines	% of Net Assets††
Security Rated Below Investment Grade By All***	29.1%
Issuer or Senior Debt Rated Below Investment Grade by All****	3.4%

*Ratings are from Moody’s Investors Service, Inc. May not sum to 100% due to rounding.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 2.2%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories	% of Net Assets††

Utilities 3.6%
Communications 0.8%
Energy 6.3%
Other 4.2%
Insurance 19.8%
Banking & Financial Services 65.3%

Top 10 Holdings by Issuer% of Net Assets††
Citigroup Inc	4.7%
Morgan Stanley	4.5%
MetLife Inc	4.2%
Liberty Mutual Group	3.5%
Regions Financial Corporation	3.4%
JPMorgan Chase & Co	3.3%
PNC Financial Services Group Inc	3.1%
Fifth Third Bancorp	3.0%
Energy Transfer LP	2.8%
HSBC Holdings PLC	2.7%

% of Net Assets*****††
Holdings Generating Qualified Dividend Income (QDI) for Individuals	70%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	48%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

††Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS May 31, 2020 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities§ — 78.4%
Banking — 46.5%

80,100	BancorpSouth Bank, 5.50%, Series A	$1,989,684	*(1)
	Bank of America Corporation:
25,000	6.00%, Series EE	653,475	*(1)(2)
$3,460,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	3,529,840	*(1)(2)(3)
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	1,972,503	*(1)(2)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,820,579	*(1)(2)(3)
47,763	Capital One Financial Corporation, 5.00%, Series I	1,115,744	*(1)(2)
	Citigroup, Inc.:
$1,400,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,434,027	*(1)(2)
1,166,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	31,388,149	*(1)(2)
	Citizens Financial Group, Inc.:
$3,750,000	3ML + 3.96%, 5.333%(4), Series A	3,184,594	*(1)(2)
40,000	6.35% to 04/06/24 then 3ML + 3.642%, Series D	1,018,600	*(1)(2)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,061,460	*(1)(2)
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	354,056	*(1)
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	558,250	*(1)
$2,670,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	2,661,990	*(1)
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,070,000	*(1)(2)
	Fifth Third Bancorp:
158,194	6.00%, Series A	4,176,163	*(1)(2)
622,100	6.625% to 12/31/23 then 3ML + 3.71%, Series I	16,997,327	*(1)(2)
52,200	First Citizens BancShares, Inc., 5.375%, Series A	1,305,000	*(1)(2)
5,000	First Horizon National Corporation, 6.20%, Series A	127,488	*(1)
	Goldman Sachs Group:
$775,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	744,539	*(1)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	259,100	*(1)
$1,650,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	1,692,397	*(1)(2)(3)
526,089	6.375% to 05/10/24 then 3ML + 3.55%, Series K	14,212,294	*(1)(2)
	HSBC Holdings PLC:
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	6,913,533	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
332,000	6.25%, Series D	8,505,840	*(1)(2)
$2,725,000	5.625% to 10/15/30 then T10Y + 4.945%, Series F	2,745,439	*(1)
$3,200,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	2,785,568	*(1)(2)(3)
	JPMorgan Chase & Company:
$4,500,000	5.00% to 08/01/24 then SOFRRATE + 3.38%, Series FF	4,241,250	*(1)(2)(3)
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	10,707,436	*(1)(2)(3)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,525,560	*(1)(2)(3)
273,988	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	7,691,884	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Banking — (Continued)

	Lloyds TSB Bank PLC:
$820,000	12.00% to 12/16/24 then 3ML + 11.756%, 144A****	$940,464	(1)(5)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	15,642,172	**(1)(2)(3)(5)
$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	15,898,470	*(1)(2)(3)
48,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	1,140,720	*(1)
	Morgan Stanley:
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,702,429	*(1)(2)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	18,407,086	*(1)(2)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	6,675,210	*(1)(2)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	14,383,420	*(1)(2)
59,576	People’s United Financial, Inc., 5.625% to 12/15/26 then 3ML + 4.02%, Series A	1,531,401	*(1)
	PNC Financial Services Group, Inc.:
619,100	6.125% to 05/01/22 then 3ML + 4.067%, Series P	16,351,979	*(1)(2)
$5,341,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	5,359,693	*(1)(2)(3)
	Regions Financial Corporation:
289,000	5.70% to 08/15/29 then 3ML + 3.148%, Series C	7,465,592	*(1)(2)
627,170	6.375% to 09/15/24 then 3ML + 3.536%, Series B	16,765,822	*(1)(2)
	Royal Bank of Scotland Group PLC:
$4,825,000	RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	6,904,864	**(1)(2)(3)(5)
23,596	Sterling Bancorp, 6.50%, Series A	591,198	*(1)
130,000	Synchrony Financial, 5.625%, Series A	2,669,550	*(1)(2)(3)
215,094	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	4,708,945	*(1)(2)(3)
48,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	1,083,936	*(1)
$2,725,000	Truist Financial Corporation, 4.95% to 12/01/25 then T5Y + 4.605%, Series P	2,752,250	*(1)
45,126	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,124,314	*(1)(2)
	Wells Fargo & Company:
759	7.50%, Series L	1,025,409	*(1)
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,558,669	*(1)(2)
109,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	2,823,645	*(1)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	270,650	*(1)
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	9,718,950	*(1)(2)(3)
		327,940,607
Financial Services — 2.0%
$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,075,320	(2)(3)(5)
$4,355,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	3,001,030	**(2)(3)(5)
$3,700,000	Charles Schwab Corporation, 5.375% to 06/01/25 then T5Y + 4.971%, Series G	3,929,215	*(1)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,388,235	*(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Financial Services — (Continued)

	General Motors Financial Company:
$1,420,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	$1,177,443	*(1)
$2,500,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	2,129,362	*(1)(2)(3)
68,000	Stifel Financial Corp., 6.25%, Series B	1,742,500	*(1)(2)
		14,443,105
Insurance — 17.6%
2,650	AEGON Funding Company LLC, 5.10% 12/15/49	62,792	(5)
126,174	Allstate Corporation, 5.10%, Series H	3,302,907	*(1)(2)
155,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	3,489,050	*(1)(2)
	American International Group, Inc.:
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	335,679
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	630,815
$5,340,000	8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	6,610,335	(2)(3)
$680,000	Aon Corporation, 8.205% 01/01/27	796,635	(2)(3)
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	922,450	**(1)(2)(5)
33,000	5.45%, Series F	835,725	**(1)(2)(5)
280,000	Athene Holding Ltd., 6.35% to 06/30/29 then 3ML + 4.253%, Series A	7,018,200	**(1)(2)(5)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	8,261,941	**(1)(2)(5)
$2,045,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	1,866,600	(2)(3)(5)
353,663	Delphi Financial Group, 3ML + 3.19%, 3.5824%(4), 05/15/37	7,869,002	(2)(3)
141,000	Enstar Group Ltd., 7.00% to 09/01/28 then 3ML + 4.015%, Series D	3,587,392	**(1)(2)(5)
$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 2.7774%(4), 05/15/37	568,844	(2)(3)
41,306	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	1,128,893	(2)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	24,363,984	(2)(3)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	23,845,478	(2)(3)
$3,759,000	10.75% 08/01/39	5,742,346	(2)(3)
	PartnerRe Ltd.:
69,321	5.875%, Series I	1,750,009	**(1)(2)(5)
30,819	6.50%, Series G	795,226	**(1)(2)(5)
146,652	7.25%, Series H	3,833,483	**(1)(2)(5)
56,900	RenaissanceRe Holdings Ltd., 5.75%, Series F	1,481,892	**(1)(2)(5)
$3,050,000	SBL Holdings, Inc., 7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	2,115,937	*(1)(2)
	Unum Group:
$9,836,000	Provident Financing Trust I, 7.405% 03/15/38	10,734,666	(2)(3)
77,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	1,986,022	*(1)(2)
		123,936,303

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Utilities — 3.6%

124,932	Algonquin Power & Utilities Corporation, 6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	$3,387,219	(2)(5)
$2,100,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	1,996,165	*(1)(2)(3)
	Commonwealth Edison:
$2,545,000	COMED Financing III, 6.35% 03/15/33	2,765,651	(2)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,402,047	(2)(3)(5)
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,097,026	(2)(3)
	NiSource, Inc.:
$1,000,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	950,490	*(1)(2)
91,800	6.50% to 03/15/24 then T5Y + 3.632%, Series B	2,426,503	*(1)(2)
	Southern California Edison:
757	SCE Trust II, 5.10%, Series G	18,119	*(1)
52,512	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	1,213,815	*(1)(2)
$1,400,000	Southern California Edison Company, 6.25% to 02/01/22 then 3ML + 4.199%, Series E	1,340,934	*(1)(2)
37,450	Southern Company, 4.95%, 01/30/80, Series 2020A	941,658	(2)
		25,539,627
Energy — 6.3%
	DCP Midstream LP:
$3,500,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	2,132,812	(1)(2)
11,900	7.875% to 06/15/23 then 3ML + 4.919%, Series B	232,467	(1)
$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	6,178,955	(2)(3)
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77, Series 2016-A	3,389,943	(2)(3)(5)
	Energy Transfer LP:
	Energy Transfer Operating LP:
$2,115,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	1,747,519	(1)
335,236	7.375% to 05/15/23 then 3ML + 4.53%, Series C	7,161,479	(1)(2)
484,700	7.60% to 05/15/24 then 3ML + 5.161%, Series E	10,732,470	(1)(2)
4,800	7.625% to 08/15/23 then 3ML + 4.738%, Series D	104,328	(1)
$2,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,437,439	(2)(3)
$4,990,000	MPLX LP, 6.875% to 02/15/23 then 3ML + 4.652%, Series B	4,264,005	(1)(2)(3)
105,773	NuStar Logistics LP, 3ML + 6.734%, 7.9529%(4), 01/15/43	2,258,254	(2)(3)
$3,700,000	Transcanada Pipelines, Ltd., 5.50% to 09/15/29 then 3ML + 4.154%, 09/15/79	3,614,697	(2)(3)(5)
		44,254,368
Communication — 0.4%
$2,300,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	2,668,945	(2)(5)
		2,668,945
Real Estate Investment Trust (REIT) — 0.0%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	233,841	(1)
		233,841

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

Shares/$ Par		Value

Preferred Stock & Hybrid Preferred Securities — (Continued)
Miscellaneous Industries — 2.0%

$1,025,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	$921,679	(2)
	BHP Billiton Limited:
$1,200,000	BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,378,338	(2)(5)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	684,614	*(1)
$11,700,000	8.00%, Series A, 144A****	10,998,000	*(1)(2)
		13,982,631
	Total Preferred Stock & Hybrid Preferred Securities (Cost $550,428,790)	552,999,427

Contingent Capital Securities† — 16.7%
Banking — 14.4%
$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	1,925,209	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$7,000,000	6.125% to 11/16/27 then SW5 + 3.87%	6,226,955	**(1)(2)(5)
$2,200,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	2,069,529	**(1)(5)
	Banco Mercantil del Norte SA:
$1,148,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	1,101,007	**(1)(5)
$1,660,000	7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,618,035	**(1)(5)
	Barclays Bank PLC:
$970,000	7.75% to 09/15/23 then SW5 + 4.842%	956,124	**(1)(2)(5)
$8,378,000	7.875% to 03/15/22 then SW5 + 6.772%, 144A****	8,520,175	**(1)(2)(5)
$5,200,000	8.00% to 06/15/24 then T5Y + 5.672%	5,332,886	**(1)(2)(5)
$1,500,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	1,436,272	(2)(5)
	BNP Paribas:
$1,100,000	4.50% to 02/25/30 then T5Y + 2.944%, 144A****	942,562	**(1)(5)
$1,300,000	7.00% to 08/16/28 then SW5 + 3.98%, 144A****	1,395,310	**(1)(2)(5)
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	12,285,784	**(1)(2)(5)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,051,250	**(1)(2)(5)
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	1,001,868	**(1)(2)(5)
	Credit Suisse Group AG:
$650,000	5.10% to 01/24/30 then T5Y + 3.293%, 144A****	602,063	**(1)(5)
$3,400,000	6.375% to 08/21/26 then T5Y + 4.822%, 144A****	3,482,161	**(1)(2)(5)
$2,500,000	7.25% to 09/12/25 then T5Y + 4.332%, 144A****	2,551,738	**(1)(2)(5)
$2,600,000	7.50% to 07/17/23 then SW5 + 4.60%, 144A****	2,675,127	**(1)(2)(3)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

Shares/$ Par		Value

Contingent Capital Securities — (Continued)
Banking — (Continued)

	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	$972,085	**(1)(2)(5)
$9,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	8,998,512	**(1)(2)(5)
$2,163,000	6.875% to 06/01/21 then ISDA5 + 5.514%	2,216,783	**(1)(2)(5)
$1,000,000	Lloyds Banking Group PLC, 7.50% to 09/27/25 then SW5 + 4.496%	1,030,795	**(1)(2)(5)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%,144A****	1,688,670	**(1)(2)(5)
	Societe Generale SA:
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	292,370	**(1)(5)
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,274,046	**(1)(2)(3)(5)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,353,475	**(1)(2)(3)(5)
	Standard Chartered PLC:
$6,615,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	6,817,055	**(1)(2)(5)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,126,960	**(1)(2)(5)
$5,700,000	UBS Group Funding Switzerland AG, 7.000% to 01/31/24 then SW5 + 4.344%, 144A****	5,873,252	**(1)(2)(3)(5)
		101,818,058
Financial Services — 0.1%
$800,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	605,600	**(1)(5)
		605,600
Insurance — 2.2%
	QBE Insurance Group Ltd.:
$12,960,000	7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,161,392	(2)(5)
$1,550,000	5.875% to 05/12/25 then T5Y + 5.513%, 144A****	1,590,300	**(1)(5)
		15,751,692
	Total Contingent Capital Securities (Cost $116,844,228)	118,175,350

Corporate Debt Securities§ — 2.7%
Banking — 2.2%
	First Horizon National Corporation:
$2,200,000	First Horizon Bank, 5.75% 05/01/30, Sub Notes	2,241,771
441,792	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,239,188	(2)
86,689	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,260,849	(2)
		15,741,808
Communication — 0.5%
	Qwest Corporation:
54,050	6.50% 09/01/56	1,276,391
82,550	6.75% 06/15/57	2,043,426	(2)
		3,319,817
	Total Corporate Debt Securities (Cost $18,568,902)	19,061,625

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2020 (Unaudited)

	BlackRock Liquidity Funds:
14,817,349	T-Fund, Institutional Class	$14,817,349

	Total Money Market Fund (Cost $14,817,349)	14,817,349

Total Investments ($700,659,269***)	99.9%	705,053,751

Other Assets And Liabilities (Net)	0.1%	450,327

Total Managed Assets	100.0%‡	$705,504,078

Loan Principal Balance		(252,200,000)

Total Net Assets Available To Common Stock		$453,304,078

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2020, these securities amounted to $206,096,756 or 29.2% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $617,032,192 at May 31, 2020.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $240,402,760 at May 31, 2020.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML— 3-Month ICE LIBOR USD A/360

ISDA5— 5-year USD ICE Swap Semiannual 30/360

SOFRRATE— Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5— 5-year USD Swap Semiannual 30/360

SW10— 10-year USD Swap Semiannual 30/360

T5Y— Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T10Y— Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

Shares/$ Par	Value

Money Market Fund — 2.1%

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES May 31, 2020 (Unaudited)

ASSETS:
Investments, at value (Cost $700,659,269)		$705,053,751
Dividends and interest receivable		6,581,580
Prepaid expenses		96,857
Total Assets		711,732,188
LIABILITIES:
Loan Payable	$252,200,000
Interest expense payable	277,144
Payable for investment securities purchased	5,450,000
Dividends payable to Common Stock Shareholders	58,174
Investment advisory fees payable	306,658
Administration, Transfer Agent and Custodian fees payable	58,445
Servicing Agent fees payable	28,072
Professional fees payable	43,983
Accrued expenses and other payables	5,634
Total Liabilities		258,428,110
NET ASSETS AVAILABLE TO COMMON STOCK		$453,304,078

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(3,188,598)
Par value of Common Stock		191,718
Paid-in capital in excess of par value of Common Stock		456,300,958
Total Net Assets Available to Common Stock		$453,304,078

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,171,759 shares outstanding)		$23.64

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends†		$9,572,622
Interest		12,424,708
Rehypothecation Income		35,658
Total Investment Income		22,032,988
EXPENSES:
Investment advisory fees	$1,882,598
Interest expenses	2,620,015
Administrator's fees	210,814
Servicing Agent fees	176,564
Professional fees	59,658
Insurance expenses	38,916
Transfer Agent fees	12,111
Directors’ fees	29,280
Custodian fees	31,950
Compliance fees	18,300
Other	52,155
Total Expenses		5,132,361
NET INVESTMENT INCOME		16,900,627

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(2,521,150)
Change in unrealized appreciation/(depreciation) of investments		(46,767,730)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(49,288,880)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(32,388,253)

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
OPERATIONS:
Net investment income	$16,900,627	$31,105,234
Net realized gain/(loss) on investments sold during the period	(2,521,150)	4,608,328
Change in net unrealized appreciation/depreciation of investments	(46,767,730)	58,098,778
Net increase/(decrease) in net assets resulting from operations	(32,388,253)	93,812,340

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(16,590,976)	(32,978,842)
Total Distributions	(16,590,976)	(32,978,842)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	146,489	113,345

Net increase in net assets available to Common Stock resulting from Fund share transactions	146,489	113,345
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(48,832,740)	$60,946,843

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$502,136,818	$441,189,975
Net increase/(decrease) in net assets during the period	(48,832,740)	60,946,843
End of period	453,304,078	$502,136,818

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2020 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(32,388,253)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(41,070,652)
Proceeds from disposition of investment securities	48,363,637
Net purchases of short-term investment securities	(13,835,710)
Decrease in dividends and interest receivable	296,153
Increase in prepaid expenses	(48,660)
Net amortization/(accretion) of premium/(discount)	698,521
Decrease in interest expense payable	(271,400)
Increase in payable for investments purchased	5,450,000
Decrease in payables to related parties	(16,389)
Decrease in accrued expenses and other liabilities	(58,745)
Change in net unrealized appreciation/(depreciation) of investments	46,767,730
Net realized loss from investments sold	2,521,150
Net cash provided by operating activities	16,407,382

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from distributable earnings	(16,407,382)
Net cash used in financing activities	(16,407,382)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$2,891,415
Reinvestment of dividends	146,489
Increase of dividends payable to common stock shareholders	37,105

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2020 (Unaudited)		Year Ended November 30,
			2019	2018	2017	2016	2015

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.20		$23.02	$26.29	$24.13	$24.43	$24.80
INVESTMENT OPERATIONS:
Net investment income	0.89		1.62	1.65	1.69	1.84	1.79
Net realized and unrealized gain/(loss) on investments	(2.58)		3.28	(3.13)	2.39	(0.22)	(0.24)
Total from investment operations	(1.69)		4.90	(1.48)	4.08	1.62	1.55
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.87)		(1.72)	(1.79)	(1.92)	(1.92)	(1.92)
Total distributions to Common Stock Shareholders	(0.87)		(1.72)	(1.79)	(1.92)	(1.92)	(1.92)
Net asset value, end of period	$23.64		$26.20	$23.02	$26.29	$24.13	$24.43
Market value, end of period	$25.14		$26.41	$21.35	$26.44	$22.89	$22.99
Total investment return based on net asset value*	(6.46	)%***	22.10%	(5.59)%	17.41%	7.03%	7.07%
Total investment return based on market value*	(1.32	)%***	32.70%	(12.94)%	24.49%	7.89%	5.65%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$453,304		$502,137	$441,190	$503,758	$462,215	$467,911
Operating expenses including interest expense(1)	2.18	%**	2.73%	2.49%	2.06%	1.83%	1.68%
Operating expenses excluding interest expense	1.07	%**	1.06%	1.06%	1.07%	1.10%	1.08%
Net investment income†	7.18	%**	6.53%	6.60%	6.56%	7.53%	7.25%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	6	%***	18%	10%	13%	19%	16%
Total managed assets, end of period (in 000’s)	$705,504		$754,337	$693,390	$755,958	$703,515	$709,211
Ratio of operating expenses including interest expense(1) to average total managed assets	1.42	%**	1.78%	1.63%	1.39%	1.20%	1.12%
Ratio of operating expenses excluding interest expense to average total managed assets	0.69	%**	0.69%	0.69%	0.72%	0.73%	0.72%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized

***Not Annualized

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2019	$0.1430	$26.60	$26.76	$26.60
January 31, 2020	0.1430	27.17	27.35	27.17
February 28, 2020	0.1430	25.98	24.60	25.86
March 31, 2020	0.1430	20.43	20.23	19.20
April 30, 2020	0.1430	22.94	24.22	23.01
May 29, 2020	0.1505	23.64	25.14	23.88

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2020*	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015
Total Debt Outstanding, End of Period (000s)(1)	$252,200	$252,200	$252,200	$252,200	$241,300	$241,300
Asset Coverage per $1,000 of Debt(2)	2,797	2,991	2,749	2,997	2,916	2,939

*Unaudited

(1)See Note 8.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited)

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator (as defined below) daily in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2019 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	May 31, 2020	Price	Inputs	Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$327,940,607	$256,693,794	$71,246,813	$—
Financial Services	14,443,105	13,367,785	1,075,320	—
Insurance	123,936,303	32,060,641	91,875,662	—
Utilities	25,539,627	9,983,479	15,556,148	—
Energy	44,254,368	33,811,408	10,442,960	—
Communication	2,668,945	2,668,945	—	—
Real Estate Investment Trust (REIT)	233,841	233,841	—	—
Miscellaneous Industries	13,982,631	—	13,982,631	—
Contingent Capital Securities
Banking	101,818,058	55,503,865	46,314,193	—
Financial Services	605,600	—	605,600	—
Insurance	15,751,692	1,590,300	14,161,392	—
Corporate Debt Securities
Banking	15,741,808	15,741,808	—	—
Communication	3,319,817	3,319,817	—	—
Money Market Fund	14,817,349	14,817,349	—	—
Total Investments	$705,053,751	$439,793,032	$265,260,719	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2019, 2018 and 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 was as follows:

	Distributions paid in fiscal year 2020		Distributions paid in fiscal year 2019
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$32,978,842	$0

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

As of November 30, 2019, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(1,382,581)	$4,388	$0	$45,605,450

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$1,382,581	$0	$1,382,581

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

3.Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice consistent with the Fund’s investment policies). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The Fund did not use any derivatives during the six months ended May 31, 2020 and the fiscal year ended November 30, 2019.

4.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.Purchases and Sales of Securities

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $41,070,652 and $48,363,637, respectively.

At May 31, 2020, the aggregate cost of securities for federal income tax purposes was $706,216,031, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,932,954 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $27,095,234.

6.Common Stock

At May 31, 2020, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/20		Year Ended 11/30/19
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	5,827	$146,489	4,383	$113,345

7.Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of May 31, 2020, the committed amount, and amount borrowed, under the Financing Agreement was $252.2 million.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2020, the daily weighted average annualized interest rate on the drawn balance was 2.044% and the average daily loan balance was $252,200,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. For the six months ended May 31, 2020, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had Rehypothecated Securities and had rehypothecation income for the fiscal year ended November 30, 2019 in the amount of $38,560.

9.Portfolio Investments, Concentration and Investment Quality

The Fund seeks to provide its common shareholders with total return, with an emphasis on high current income, by investing at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund may employ certain investment techniques in accordance with its fundamental and non-fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2020, $144 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 16, 2019. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 29, 2020. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 22, 2020, the Fund held its Annual Meeting of Shareholders for the purpose of electing a Director of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
Karen H. Hogan	16,791,662.994	320,074.513

Messrs. R. Eric Chadwick, David Gale and Morgan Gust continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 73	Lead Independent Director and Nominating and Governance Committee Chair	Class III Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 71	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 59	Director and Audit Committee Chair	Class I Director since 2016†	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund and Flaherty & Crumrine Total Return Fund.

†Ms. Hogan served as a Class II Director since inception - 2016.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR:

R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 45	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2023 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2022 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Total Return Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 47	Chief Compliance Officer, Vice President and Secretary	Since inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 60	Chief Financial Officer, Vice President and Treasurer	Since inception	Portfolio Manager and Executive Vice President of Flaherty & Crumrine

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 45	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 56	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 63	Assistant Treasurer	Since inception	Administrator of Flaherty & Crumrine

*Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT
ADVISORY AGREEMENT

On January 22, 2020, the Board of Directors (the “Board”) of the Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement (the “Agreement”) with Flaherty & Crumrine Incorporated (the “Adviser”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the Special Meeting held on January 15, 2020 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through tracking and hedging, and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3- and 5- year periods. This information showed that the Fund’s performance was above the peer group average for the 1-, 3- 5- year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees, and a below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated RISK CONSIDERATIONS (Unaudited)

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor as it relates to an investment in or by the Fund.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Contingent Capital Securities Risk. Some income-producing securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities or “CoCos.” In one type of CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings. Another type of CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. An automatic write-down or conversion event can be triggered by a reduction in the capital level of the issuer, by regulatory actions or by other factors. CoCos which are subject to an automatic write-down (i.e., automatic write-down of the original principal amount, potentially to zero, and cancellation of the securities) under certain circumstances could result in the Fund losing a portion or all of its investment in such securities. If a CoCo provides for mandatory conversion of the security into common shares of the issuer, and the circumstances requiring mandatory conversion occur, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. Moreover, upon conversion into common stock, the Fund’s interest in the issuer would be subordinate to the issuer’s other security classes and would no longer be senior to common stock and, therefore, conversion would worsen the Fund’s standing in a bankruptcy proceeding.

COVID-19. The COVID-19 pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of COVID-19 could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated RISK CONSIDERATIONS (Unaudited) (Continued)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated RISK CONSIDERATIONS (Unaudited) (Continued)

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to securities and commodities markets and can suffer during a decline in either market. These companies also are subject to various regulatory regimes and to changes in regulations, pricing pressure, availability of funds to borrow and interest rates.

Foreign Investment Risk. Because the Fund may invest in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below-market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.

Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out at the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, which could have a range of adverse impacts on the Fund’s investment program or financial condition or the financial condition or operations of issuers in which the Fund invests.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

•the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to holders of Common Shares;

•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of Common Shares;

•when the Fund uses financial leverage, management fees payable to the Adviser will be higher than if the Fund did not use leverage; and

•leverage may increase operating costs, which may reduce total return.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Management Risk. The Fund is an actively-managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Market Risk. Market values of securities owned by the Fund may decline, at times sharply and unpredictably. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and are difficult to predict, and the value of your investment may reflect these fluctuations. The Fund

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated RISK CONSIDERATIONS (Unaudited) (Continued)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated RISK CONSIDERATIONS (Unaudited) (Continued)

utilizes leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Trust Preferred Securities Risk. Many preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

When-Issued and Delayed Delivery Securities Risk. When-issued and delayed delivery securities involve risk that a security the Fund buys will lose value prior to its delivery. There also is risk that a security will not be issued or that another party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for assets it set aside to pay for the security and any gain in the security’s price.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date July 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date July 24, 2020

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer
and Vice President
(Principal Financial Officer)

Date July 24, 2020

* Print the name and title of each signing officer under his or her signature.